UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT




              Pursuant to Section 13 or Section 15(d)
              of the Securities Exchange Act of 1934





                  Date of Report - June 14, 2004



                     CH ENERGY GROUP, INC.
                    -------------------------
       (Exact name of registrant as specified in its charter)



NEW YORK                      0-30512                              14-1804460
-----------------        -------------------                     -------------
State or other        (Commission File Number)                   (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                         Number)

284 South Avenue, Poughkeepsie, New York                          12601-4879
----------------------------------------                      ----------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (845) 452-2000


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Item 5            Other Events and Regulation FD Disclosure.
------            ------------------------------------------

Reference is made to Note 2 - Regulatory Matters under the caption "Rate Proceedings - Electric and Natural Gas" to the Consolidated Financial Statements included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 and to Item 2 under the caption "Regulatory Matters" of the Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 for information with respect to the Corporation's rate proposal filed with the New York State Public Service Commission (the "PSC").

On June 14, 2004, the PSC issued an Order adopting the terms of a Joint Proposal for Rate Plan Modification ("Joint Proposal") submitted March 29, 2004 by the Company, the Staff of the Department of Public Service and certain energy service companies. The Joint Proposal was developed in response to Commission Orders concerning future uses of the Customer Benefit Fund, Public Policy Programs and other matters relating to the encouragement and expansion of retail access and customer choice programs. The significant terms of the Joint Proposal, which will become effective July 1, 2004, include: i. continuation of the rate levels, rate designs, and related accounting provisions (including deferrals) previously established by the PSC in July 2001; ii. an additional $5 million refund from the Customer Benefit Fund for certain classes of electric customers; iii. continued funding from the Customer Benefit Fund for other purposes such as economic development and retail access rate credits previously approved by the PSC; iv. enhanced programs to promote retail competition and service quality; v. recovery, subject to specified limitations, of deferred pension and Other Post-Employment Benefit costs from the Customer Benefit Fund and vi. a lowering of the threshold for sharing of earnings with customers (from an 11.3 % to a 10.5% return on equity); vii. modifies earnings sharing so that earnings above 10.5% and up to 11.3% will be shared 70%/30% between the Company and ratepayers; earnings above 11.3% and up to 14.0% will be shared 65%/35% between the Company and ratepayers.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CH ENERGY GROUP, INC.
                                                  (Registrant)


                                       By:      /s/  Donna S. Doyle
                                           ------------------------------
                                                     DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:    June 18, 2004